UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013 (September 5, 2013)

Western Asset Mortgage Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35543	27-0298092
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard

Pasadena, California 91101

(Address of principal executive offices) (Zip Code)

(626) 844-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On September 5, 2013, Stephen P. Fulton notified Western Asset Mortgage Capital Corporation (the “Company”) that he was resigning from his position as the Company’s Chief Investment Officer as of September 30, 2013.  Mr. Fulton will also be retiring from his position as the Head of Agency MBS at Western Asset Management Company, the Company’s external manager (the “Manager”), as of September 30, 2013 to pursue other interests.

The Company has appointed Anup Agarwal as its new Chief Investment Officer, effective September 30, 2013.  Since August 2013, Mr. Agarwal has been the Head of Non-Agency MBS and ABS at the Manager. As of  September 30, 2013, Mr. Agarwal will also become Head of Agency MBS at the Manager.

A press release announcing Mr. Agarwal’s appointment and Mr. Fulton’s retirement is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1                        Press release dated September 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2013	WESTERN ASSET MORTGAGE CAPITAL CORPORATION

/s/ Charles A. Ruys de Perez
Name: Charles A. Ruys de Perez
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 9, 2013